Roundhill S&P 500 Target 20 Managed Distribution ETF
Schedule of Investments
March 31, 2026 (Unaudited)

PURCHASED OPTIONS - 95.4% (a)	Notional Amount	Contracts	Value
Call Options - 95.4% (b)(c)
State Street SPDR S&P 500 ETF Trust
Expiration: 04/08/2026; Exercise Price: $0.01	$1,170,612	18	$1,170,518
Expiration: 05/13/2026; Exercise Price: $0.01	1,755,918	27	1,755,660
Expiration: 06/10/2026; Exercise Price: $0.01	5,657,958	87	5,656,630
Expiration: 07/10/2026; Exercise Price: $0.01	3,771,972	58	3,760,095
Expiration: 08/14/2026; Exercise Price: $0.01	6,438,366	99	6,419,421
Expiration: 09/11/2026; Exercise Price: $0.01	4,032,108	62	4,021,582
Expiration: 10/13/2026; Exercise Price: $0.01	5,007,618	77	4,980,744
Expiration: 11/13/2026; Exercise Price: $0.01	3,186,666	49	3,169,914
Expiration: 12/11/2026; Exercise Price: $33.10	19,575,234	301	18,509,751
Expiration: 12/11/2026; Exercise Price: $33.10	2,601,360	40	2,459,768
Expiration: 01/15/2027; Exercise Price: $33.21	11,120,814	171	10,482,382
Expiration: 02/12/2027; Exercise Price: $33.47	21,981,492	338	20,721,016
Expiration: 03/12/2027; Exercise Price: $33.67	18,404,622	283	17,353,280
Expiration: 04/16/2027; Exercise Price: $33.87	17,234,010	265	16,205,545
TOTAL PURCHASED OPTIONS (Cost $120,239,026)			116,666,306

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 4.6%		Shares	Value
First American Government Obligations Fund - Class X, 3.58% (d)		5,631,954	5,631,954
TOTAL MONEY MARKET FUNDS (Cost $5,631,954)			5,631,954

TOTAL INVESTMENTS - 100.0% (Cost $125,870,980)			122,298,260
Liabilities in Excess of Other Assets - (0.0)% (e)			(34,610)
TOTAL NET ASSETS - 100.0%			$122,263,650

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	100 shares per contract.
(c)	Exchange-traded.
(d)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill S&P 500 Target 20 Managed Distribution ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$116,666,306	$–	$116,666,306
Money Market Funds	5,631,954	–	–	5,631,954
Total Investments	$5,631,954	$116,666,306	$–	$122,298,260

Refer to the Schedule of Investments for further disaggregation of investment categories.